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             CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

   The following information supplements, revises and supersedes, as applicable, the information contained in the Prospectus of the Trust.

    Supplement dated July 3, 2002 to the Prospectus dated December 28, 2001

   On June 19, 2002, the Trust's Board of Trustees approved the following:

    . The termination of Laurel Capital Advisors, LLP and Seix Investment Advisors and the hiring of INVESCO Institutional (N.A.), Inc. ("INVESCO") as an investment advisor to Balanced Investments ("Balanced Portfolio"). The Consulting Group, a division of Smith Barney Fund Management LLC ("SBFM"), recommended INVESCO as an advisor because it was determined that INVESCO would be better suited to meet the long-term investment objectives of the Balanced Portfolio. INVESCO's Core Balanced investment process targets a normal asset mix of 60% equity and 40% fixed income securities and attempts to maintain the asset mix within a range of plus/minus 5%. INVESCO utilizes a core multiple attribute philosophy that consists of staying fully invested, blending value and growth and multiple attribute diversification. Multiple attribute diversification consists of considering companies with price/earnings ratios 20% below market, yield 20% above market and 5-year average annual growth of 10%, together with an evaluation of those companies within the S&P 500 Index. The hiring of INVESCO has resulted in the entering into of an investment advisory agreement dated July 1, 2002 and effective July 2, 2002, between SBFM and INVESCO. Under the terms of the agreement, INVESCO will be receiving a fee of 0.30% that is computed daily and paid monthly based on the value of the average net assets of the Balanced Portfolio allocated to INVESCO. INVESCO, a subsidiary of AMVESCAP, PLC, is located in Louisville, Kentucky and as of March 31, 2002 managed approximately $104 billion in assets. INVESCO will manage 100% of the assets of the Balanced Portfolio.

       Shareholders of the Balanced Portfolio will soon receive an information statement regarding this change.

    . Effective July 1, 2002, the termination of Barclays Global Fund Advisors ("Barclays") as an investment advisor to Large Capitalization Growth Investments ("Large Cap Growth Portfolio"). With the termination of Barclays, the assets of the Large Cap Growth Portfolio will be allocated as follows: Turner Investment Partners, Inc. 33.3%; TCW Investment Management Company 33.3% and Alliance Capital Management L.P. 33.3%.

    . Effective July 1, 2002, the termination of Barclays and Parametric Portfolio Associates ("Parametric") as investment advisors to Large Capitalization Value Equity Investments ("Large Cap Value Portfolio"). With the termination of Barclays and Parametric, the assets of the Large Cap Value Portfolio will be allocated as follows: The Boston Company Asset Management LLC 33.3%; Chartwell Investment Partners 33.3% and Alliance Capital Management L.P. 33.3%.

    . Effective July 1, 2002, the termination of Mellon Capital Management Corporation ("Mellon") as an investment advisor to Small Capitalization Growth Investments ("Small Cap Growth Portfolio"). With the termination of Mellon, the assets of the Small Cap Growth Portfolio will be allocated as follows: Wall Street Associates 25%; Westpeak Global Advisors, L.P. 25%; Kern Capital Management LLC 25% and Westfield Capital Management Co., Inc. 25%.

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    .  Effective July 1, 2002, the termination of Mellon as an investment advisor to Small Capitalization Value Equity Investments ("Small Cap Value Portfolio"). With the termination of Mellon, the assets of the Small Cap Value Portfolio will be allocated as follows: NFJ Investment Group 33.3%; Rutabaga Capital Management LLC 33.3% and Furman Selz Capital Management LLC 33.3%.

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